                                                                    EXHIBIT 99.1

                     SUPPORT AGREEMENT AND IRREVOCABLE PROXY


                                           November 16, 2004



Kmart Holding Corporation
3100 West Big Beaver Road
Troy, Michigan  48084
Attention:  William C. Crowley
                  Senior Vice President, Finance

Sears, Roebuck and Co.
3333 Beverly Road
Hoffman Estates, Illinois  60179
Attention:  Alan J. Lacy
                  Chairman, President & CEO


Ladies and Gentlemen:

                  The undersigned (the "Stockholders," and each a "Stockholder") understand that Kmart Holding Corporation, a Delaware corporation ("Kmart"), and Sears, Roebuck and Co., a New York corporation (the "Sears"), propose to enter into an Agreement and Plan of Merger, dated as of November 16, 2004 (the "Merger Agreement"), providing for, among other things, the Mergers, in which (i) each issued and outstanding share of common stock, par value $0.01 per share, of Kmart (the "Kmart Common Stock") (other than shares of Kmart Common Stock owned by Kmart or Kmart Merger Sub), will be cancelled and converted into one share of common stock, par value $0.01, of Holdco (the "Holdco Common Stock") and (ii) each issued and outstanding share of common stock, par value $0.75 per share, of Sears (the "Sears Common Stock," and together with the Kmart Common Stock, the "Common Stock") (other than shares of Sears Common Stock owned by Sears or Sears Merger Sub and Dissenting Shares) will be cancelled and converted into the right to receive, at the election of the holder thereof and subject to proration, $50 per share in cash or 0.50 of a share of Holdco Common Stock. Capitalized terms used without definition in this letter agreement shall have the meanings ascribed thereto in the Merger Agreement.

                  Each Stockholder is the beneficial and record owner of (i) that number of shares of Kmart Common Stock, (ii) that number of shares of Sears Common Stock, (iii) outstanding options, warrants and other derivative securities exercisable for such number of shares of Kmart Common Stock, and (iv) outstanding options, warrants and other derivative securities exercisable for such number of shares of Sears Common Stock, in each case, as set forth opposite the name of such Stockholder on Schedule I to this letter agreement. Each Stockholder in its capacity as such, is entering into this letter agreement

Kmart Holding Corporation
Sears, Roebuck and Co.
November 16, 2004


in consideration of, and as a condition to, Kmart's and Sears's willingness to enter into the Merger Agreement and to consummate the transactions contemplated thereby.

                  Each Stockholder confirms its agreement with each of you as follows:

                  1. Each Stockholder represents, warrants and agrees that (a)
Schedule I to this letter agreement sets forth the number and type of shares of Common Stock (together with any shares of Common Stock acquired by such Stockholder on or after the date of this letter agreement, whether by exercise of the Derivative Securities or otherwise, the "Shares") and the number and type of shares of Common Stock that are issuable upon exercise of outstanding warrants, options or other derivative securities, whether or not exercisable (the "Derivative Securities"), of which such Stockholder is the record or beneficial owner, (b) such Stockholder owns such Shares and Derivative Securities, free and clear of all liens, charges, encumbrances, voting agreements and commitments of every kind, and (c) such Stockholder has the power to vote all Shares without restriction and that no proxies heretofore given in respect of any or all of the Shares are irrevocable and that any such proxies have heretofore been revoked.

                  2. Each Stockholder agrees that it will not, directly or indirectly, sell, transfer, assign, pledge, encumber or otherwise dispose of any of the Shares, or any interest therein, or any other securities convertible into or exchangeable for Common Stock (including the Derivative Securities), or any voting rights with respect thereto or enter into any contract, option or other arrangement or understanding with respect thereto (including any voting trust or agreement and the granting of any proxy), other than: (a) pursuant to the Mergers or (b) with the prior written consent of both Kmart and Sears. Each Stockholder hereby agrees to authorize and request each of Kmart and Sears to notify its transfer agent that there is a stop transfer order with respect to all of the Shares and that this letter agreement places limits on the voting of the Shares. If so requested by Kmart or Sears, as the case may be, each Stockholder agrees that the certificates representing Shares shall bear a legend stating that they are subject to this letter agreement and to the irrevocable proxy granted in paragraph 4 of this letter agreement.

                  3. (a) At every meeting of the stockholders of Kmart called, and at every postponement or adjournment thereof, and on every action or approval by written consent of the stockholders of Kmart, each Stockholder irrevocably agrees to vote any Shares entitled to be voted thereat or to cause any such Shares to be voted: (i) in favor of adoption of the Merger Agreement,
(ii) in favor of the issuance of Holdco Common Stock in the Mergers, and (iii) against (A) any proposal made in opposition to adoption of the Merger Agreement or in competition or inconsistent with the Mergers or any other transaction contemplated by the Merger Agreement, (B) any Acquisition Proposal, (C) any change in the management or board of directors of Kmart (other than as contemplated by the Merger Agreement) and (D) any action or agreement that would result in a breach of any representation, warranty, covenant or agreement or any other obligation of Kmart under the Merger Agreement or of such Stockholder under this letter agreement. The obligations of each Stockholder specified in this paragraph 3(b) shall apply whether or not (x) the Board of Directors of Kmart (or any committee thereof) shall

Kmart Holding Corporation
Sears, Roebuck and Co.
November 16, 2004


(I) withdraw or modify (or adopt or approve any resolution to, or publicly disclose its intention to, withdraw or modify) its recommendation to the holders of Kmart Common Stock, to vote in favor of the adoption of the Merger Agreement or (II) recommend any Acquisition Proposal (either action described in clause
(I) or (II), a "Change in Kmart Recommendation"), or (y) Kmart breaches any of its representations, warranties, agreements or covenants set forth in the Merger Agreement; provided, however, that, in the event of a Change in Kmart Recommendation, the obligation of the Stockholders to vote Shares in the manner set forth in clauses (i) through (iii) of this paragraph 3(a) shall only apply to an aggregate number of Shares that is equal to one third of the total number of shares of Kmart Common Stock entitled to vote in respect of such matter and the Stockholders shall cause all remaining Shares to be voted in a manner that is proportionate to the manner in which all holders of shares of Kmart Common Stock (other than the Stockholders) vote in respect of such matter.

                  (b) At every meeting of the stockholders of Sears, called, and at every postponement or adjournment thereof, each Stockholder irrevocably agrees to vote any Shares entitled to be voted thereat or to cause any such Shares to be voted: (i) in favor of adoption of the Merger Agreement and (ii) against (A) any proposal made in opposition to adoption of the Merger Agreement or in competition or inconsistent with the Mergers or any other transaction contemplated by the Merger Agreement, (B) any Acquisition Proposal, (C) any change in the management or board of directors of Sears (other than in connection with the transactions contemplated by the Merger Agreement) and (D) any action or agreement that would result in a breach of any representation, warranty, covenant or agreement or any other obligation of Sears under the Merger Agreement or of such Stockholder under this letter agreement. The obligations of each Stockholder specified in this paragraph 3(b) shall apply whether or not (x) the Board of Directors of Sears (or any committee thereof) shall (I) withdraw or modify (or adopt or approve any resolution to, or publicly disclose its intention to, withdraw or modify) its recommendation to the holders of Sears Common Stock, to vote in favor of the adoption of the Merger Agreement or (II) recommend any Acquisition Proposal, or (y) Sears breaches any of its representations, warranties, agreements or covenants set forth in the Merger Agreement.

                  4. In furtherance of the agreements contained in paragraph 3(a) of this letter agreement and as security for such agreement, each Stockholder hereby irrevocably appoints Alan J. Lacy and Glenn R. Richter (the "Grantees"), and each of them individually, as the sole and exclusive attorneys-in-fact and proxies of such Stockholder, for and in the name, place and stead of such Stockholder, with full power of substitution and resubstitution, to vote, grant a consent or approval in respect of, or execute and deliver a proxy to vote, those Shares that are Kmart Common Stock, subject to the proviso contained in paragraph 3(a) of this letter agreement, (a) in favor of the adoption of the Merger Agreement, (b) in favor of the issuance of Holdco Common Stock in the Mergers, (c) against any matter referred to in paragraph 3(a)(iii) of this letter agreement and (d) in the discretion of the Grantees, with respect to any proposed postponements or adjournments of any annual or special meeting of the stockholders of Kmart held in

Kmart Holding Corporation
Sears, Roebuck and Co.
November 16, 2004



connection with any of the foregoing. Each Stockholder hereby affirms that the irrevocable proxy set forth in this paragraph 4 is given in connection with, and in consideration of, the execution of the Merger Agreement by Kmart and Sears, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this letter agreement. Each Stockholder hereby further affirms that the proxy granted in this paragraph 4 is coupled with an interest and may under no circumstances be revoked. Each Stockholder hereby ratifies and confirms all that the Grantees may lawfully do or cause to be done by virtue hereof. The proxy contained herein with respect to shares of Kmart Common Stock is intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law.

                  5. Each Stockholder agrees to make a Stock Election with respect to the conversion of all shares of Sears Common Stock beneficially owned by such Stockholder in the Sears Merger.

                  6. Each Stockholder represents and warrants that there is, as of the date hereof, and as of the Closing Date there will be, no binding commitment or present plan or intention to sell, exchange or otherwise dispose of any of the Holdco Common Stock that such Stockholder will receive pursuant to or in connection with the Kmart Merger or the Sears Merger. Each Stockholder agrees to deliver an officer's certificate to such effect in connection with the tax opinions contemplated by Sections 6.2(c) and 6.3(c) of the Merger Agreement.

                  7. The parties acknowledge and agree that nothing contained in this letter agreement shall restrict, limit or prohibit any affiliate of any Stockholder from exercising (in his capacity as a director of Kmart or any such person) his fiduciary duties as such a director.

                  8. Each Stockholder represents and warrants that it has all necessary power and authority to enter into this letter agreement, and that this letter agreement is the legal, valid and binding agreement of such Stockholder and is enforceable against such Stockholder in accordance with its terms.

                  9. This letter agreement may be terminated at the option of either party at any time after the earlier of (a) termination of the Merger Agreement in accordance with its terms or (b) the day following the Effective Time.

                  10. This agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflict of laws.

                  11. Each Stockholder recognizes and acknowledges that a breach by it of any covenants or agreements contained in this letter agreement will cause Kmart and Sears to sustain damages for which they would not have an adequate remedy at law for money damages, and therefore each Stockholder agrees that in the event of any such

Kmart Holding Corporation
Sears, Roebuck and Co.
November 16, 2004


breach, Kmart or Sears shall be entitled to specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

                  12. The effectiveness of this letter agreement shall be conditioned upon the execution and delivery of the Merger Agreement by each of the parties thereto.

                  13. Each Stockholder agrees that this letter agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any person or entity to which legal or beneficial ownership of the Shares shall pass, whether by operation of law or otherwise.




                            [SIGNATURE PAGES FOLLOW]

Kmart Holding Corporation
Sears, Roebuck and Co.
November 16, 2004



                  Please confirm that the foregoing correctly states the understanding between us and you by signing and returning to us a counterpart hereof.

                                Very truly yours,

                                     ESL PARTNERS, L.P.

                                     By:  RBS Partners, L.P.,
                                              as its general partner

                                     By:  ESL Investments, Inc.,
                                              as its general partner


                                     By:  /s/ William C. Crowley
                                          ---------------------------------
                                          Name:  William C. Crowley
                                          Title:  President and COO


                                     ESL INVESTORS, L.L.C.

                                     By:  RBS Partners, L.P.,
                                              as its manager

                                     By:  ESL Investments, Inc.,
                                              as its general partner


                                     By:  /s/ William C. Crowley
                                          ---------------------------------
                                          Name:  William C. Crowley
                                          Title:  President and COO


                                     ESL INSTITUTIONAL PARTNERS, L.P.

                                     By:  RBS Investment Management, L.L.C.,
                                              as its general partner

                                     By:  ESL Investments, Inc.,
                                              as its manager


                                     By:  /s/ William C. Crowley
                                          ---------------------------------
                                          Name:  William C. Crowley
                                          Title:  President and COO

Kmart Holding Corporation
Sears, Roebuck and Co.
November 16, 2004


                                     ESL INVESTMENT MANAGEMENT, L.L.C.


                                     By:  /s/ William C. Crowley
                                          ---------------------------------
                                          Name:  William C. Crowley
                                          Title:    Member


                                     CRK PARTNERS, LLC

                                     By:  ESL Investments, Inc.,
                                              its sole member

                                     By:  /s/ William C. Crowley
                                          ---------------------------------
                                          Name: William C. Crowley
                                          Title:  President and COO


                                     CRK PARTNERS II, L.P.

                                     By:  CRK Partners, LLC,
                                              as its general partner

                                     By:  ESL Investments, Inc.,
                                              its sole member

                                     By:  /s/ William C. Crowley
                                          ---------------------------------
                                          Name:  William C. Crowley
                                          Title:  President and COO

Kmart Holding Corporation
Sears, Roebuck and Co.
November 16, 2004


Confirmed as of the date
first above written:



KMART HOLDING CORPORATION


By: /s/ William C. Crowley
    ---------------------------------------------------------
    Name:  William C. Crowley
    Title:  Senior Vice President, Finance




SEARS, ROEBUCK AND CO.


By: /s/ Alan J. Lacy
    ---------------------------------------------------------
    Name:  Alan J. Lacy
    Title:  Chairman, President & CEO

                                   SCHEDULE I


                                      NUMBER OF                NUMBER OF
                                      SHARES OF KMART          SHARES OF SEARS
NAME OF STOCKHOLDER                   COMMON STOCK OWNED       COMMON STOCK OWNED
-------------------                   ------------------       ------------------
ESL PARTNERS, L.P.                        9,352,379(1)            22,810,436
ESL INVESTORS, L.L.C.                     4,525,556(2)            8,073,364
ESL INSTITUTIONAL PARTNERS, L.P.           284,693(3)              165,366
ESL INVESTMENT MANAGEMENT, L.L.C.             -                     50,834
CRK PARTNERS, LLC                             24                      -
CRK PARTNERS II, L.P.                     40,346,071(4)               -


---------------------
1 Includes 1,108,200 shares of Kmart Common Stock issuable upon the exercise of outstanding options and 1,026,854 shares of Kmart Common Stock issuable upon conversion of outstanding convertible notes.

2 Includes 537,900 shares of Kmart Common Stock issuable upon the exercise of outstanding options and 498,431 shares of Kmart Common Stock issuable upon conversion of outstanding convertible notes.

3 Includes 33,800 shares of Kmart Common Stock issuable upon the exercise of outstanding options and 31,371 shares of Kmart Common Stock issuable upon conversion of outstanding convertible notes.

4 Includes 4,795,400 shares of Kmart Common Stock issuable upon the exercise of outstanding options and 4,443,341 shares of Kmart Common Stock issuable upon conversion of outstanding convertible notes.